AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
SUPPLEMENT DATED NOVEMBER 21, 2006
TO PROSPECTUS DATED MAY 1, 2006

          Currently, insurance obligations under the policies and certificates issued by AIG Life Insurance Company are guaranteed by National Union Fire Insurance Company of Pittsburgh, Pa. (the "Guarantee").  The Guarantee does not guarantee policy or certificate value or the investment performance of the variable investment options.

          As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee will terminate for prospectively issued policies and certificates.  The Guarantee will not cover any policies or certificates with a date of issue later than the Point of Termination.  The Guarantee will continue to cover individual certificates with a date of issue earlier than the Point of Termination until all insurance obligations under such certificates are satisfied in full.